UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 13, 2017

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Genesys Industries, Inc.

(Exact name of registrant as specified in its charter)

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Florida	333-213387	30-0852686
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1914 24th Ave E

Palmetto, Florida  34221

Tel: 941.722.3600
(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure

On October 13, 2017, Genesys Industries, Inc. (the “Company”) published a press release announcing the company was Named to the Omni500 List of 2017’s Top 500 Inclusive American Businesses.

A copy of the press release is attached hereto as Exhibit 99.1. to this report. The information contained herein and the exhibit attached herewith shall be deemed furnished and not filed.

Section 8 – Other Events

Item 8.01. Other Events.

A copy of the press release is filed herewith as Exhibit 99.1.

Exhibit No.	Description
99.1	Press release, dated October 13, 2017

SIGNATURES

Date: October 13, 2017		Genesys Industries, Inc.

	By:	/s/ Shefali Vibhakar
Shefali Vibhakar
Chief Financial Officer

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